SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934
                               (Amendment No.  )

Filed by the Registrant [ x ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
     6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     WESTAR FINANCIAL SERVICES INCORPORATED
                  (successor to Republic Leasing Incorporated
                  -------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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    22(a)(2) of Schedule 14A.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or Schedule and the of its filing.

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    4) Date Filed:

                                 PROXY STATEMENT
                   For 1996 Annual Meeting Of Stockholders of
                     WESTAR FINANCIAL SERVICES INCORPORATED
                                  To Be Held On
                              Monday, July 22, 1996


     This proxy statement is furnished to the stockholders of Westar Financial Services Incorporated, (formerly known as Republic Leasing Incorporated), in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders on July 22, 1996, and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the enclosed form of proxy are first being mailed to stockholders on or about June 24, 1996.
     Whether or not you expect to be personally present at the meeting, you are requested to fill in, sign, date and return the enclosed form of proxy. Any person giving such proxy has the right to revoke it at any time before it is voted by giving notice to the Secretary of the Company. All shares represented by duly executed proxies in the accompanying form will be voted unless proxies are revoked prior to the voting thereof.
     The close of business on May 31, 1996, has been fixed as the record date for the determination of stockholders entitled to vote at the Annual Meeting of Stockholders. As of the record date, there were outstanding and entitled to vote at such meeting 1,435,300 shares of common stock. The holders of common stock will be entitled to one vote for each share of common stock held of record on the record date.
     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 1996 accompanies this proxy statement.

THE SOLICITATION OF THIS PROXY IS MADE BY THE BOARD OF DIRECTORS OF THE COMPANY.

     The solicitation will be made by mail and the expense thereof will be paid by the Company. The Company has retained TranSecurities International, Inc. to assist in the solicitation of proxies at an estimated cost of $500 plus expenses.
     In addition, solicitation of proxies may be made by telephone or telegram by directors, officers or regular employees of the Company.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

NOMINEES AND CONTINUING DIRECTORS
- ---------------------------------

     The Board of Directors is divided into three classes, with the terms of office of each class ending on successive years. Two directors of the Company are to be elected for terms ending at the Annual Meeting in 1999, or until their respective successors have been elected and qualified. Certain information with respect to the nominees for election as directors proposed by the Company and the other directors whose terms of office as directors will continue after the Annual Meeting is set forth below. Should any one or more of the nominees be unable or unwilling to serve (which is not expected), the proxies (except proxies marked to the contrary) will be voted for such other person or persons as the Board of Directors may recommend.

Nominees For Terms Until 1999
- -----------------------------

     Joel I. Davis, age 61, is the Assistant Secretary and a director of the Company. He is President of MasterForms, Inc. (since 1983), and President of Davis Construction and Development Corporation. He has been engaged as a home builder and land developer in various capacities for more than twenty-five years. Mr. Davis is an officer and member of the Board of Directors of Mud Bay Holdings, Ltd., a privately held investment company. Mr. Davis graduated from St. Martin's College (B.A., Accounting). He has served on the Board of Directors of Westar Financial Services Incorporated and predecessor corporations since 1978.
     Charles S. Seel, age 47, is the Secretary of the Company, a director and Chairman of the Audit Committee. He is President and Chief Operating Officer of Summit Management Company, a holding company for Spectrum Glass and Vanguard Properties and previously served in positions as Executive Vice President, Treasurer and Controller of Summit Management Company (1977). Mr. Seel is the Secretary and a member of the Board of Directors of Mud Bay Holdings, Ltd., a privately held investment company. He is a Certified Public Accountant and a member of the Washington Society of CPAs and the American Institute of CPAs.
Mr. Seel graduated from Montana State University (B.A., Accounting). He has served on the Board of Directors of Westar Financial Services Incorporated and predecessor corporations since 1978.

To Continue In Office Until 1998
- --------------------------------

     Cathy L. Carlson, age 40, is a director of the Company and Vice President-Operations with responsibilities for Dealer Support, Lease Servicing, Operations and Management Information Systems (since 1996), Vice President-Finance with responsibility for accounting, finance and administration (since 1991) and as Controller and Chief Financial Officer (since 1987). Ms. Carlson is a Certified Public Accountant and was with Coopers & Lybrand from 1980 to 1987. She is a member of the Washington Society of CPAs and the American Institute of CPAs. Ms. Carlson graduated from Seattle University (B.A., Accounting). She has served as a Director since 1992.
     Robert L. Lovely, age 59, is a director and Chairman of the Compensation Committee of the Company. He is the President and owner of Cruise Center Consultants, Inc. and operates a chain of cruise only travel agencies (since
1994). He is also President of the Lovely Corp., a business development and management firm (since 1984). He was previously President and CEO of Satellite Information Systems Company (1983-1985) and prior to that, founder and CEO of Allied Data (1967-1983). He is a director of Applied Voice Technology (since
1983). Mr. Lovely is a director of Mud Bay Holdings, Ltd., a privately held investment company. Mr. Lovely graduated from Washington State University (B.A., Mathematics) and received an MBA from Pacific Lutheran University. He has served on the Board of Directors of the Company and predecessor corporations since 1978.

To Continue in Office Until 1997
- --------------------------------

     R. W. Christensen, Jr., age 47, is the President and Chairman of the Board of Directors of the Company. Prior to 1978 he held positions as a financial analyst with Olympia Brewing Company, Assistant to the President of Pacific Hide & Fur, a natural resources and steel distribution firm, and as Corporate Pilot with Buttrey Food Stores. Mr. Christensen served as Vice Chairman (1989-1990) and a member of the Board of Directors (1987-1990) of Heritage Federal Savings & Loan Association. He is President and director of Summit Capital Resources, Ltd. and was President and director of PacWest Financial Corporation, both privately held investment firms. Mr. Christensen is President and a member of the Board of Directors of Mud Bay Holdings, Ltd., a privately held investment company. Mr. Christensen has previously served as an officer, director and President of the National Vehicle Leasing Association (1981-1988) in which capacities he presented dozens of articles and scores of speeches on the state and future of the automobile leasing industry, subjects in which he is regarded as expert. He was awarded the industry's most prestigious recognition, the Clemens-Pender Award, in 1988. He has served as director of Washington Independent Bankshares
(1982). Mr. Christensen serves as the court-appointed Trustee of CASR Trust, a multi-year, multi-million dollar fund established by the bankruptcy court for the benefit of the creditors of All Seasons Resorts. He graduated from the College of Great Falls (B.A. with Honors, Management and Economics) and received an MBA from the University of Puget Sound. He has served as a Director since 1978 and as Chairman since 1995.
     David Soward, age 39, is a Director of the Company. Since 1992 he has been the Senior Vice President of & Capital Partners, Inc., the General Partner of
& Capital Partners, L.P., a venture capital company based in San Francisco. He was previously with KPMG Peat Marwick. He has served on the Board of Directors of the Company since 1995.

OTHER EXECUTIVE OFFICERS OF THE COMPANY
- ---------------------------------------

     Steven R. Murphy, age 56 is the Vice President-National Marketing Director of the Company with responsibility for all aspects of marketing, including the recruitment, training and supervision of local, regional and national marketing representatives (since 1995). Prior to joining Westar he was Vice President, National Marketing Director of Credit Union Leasing of San Diego, California (since 1992). Prior to that Mr. Murphy was Chief Executive Officer of Bank Inventory Disposal, Inc. of Ontario, California (since 1989). Previously he was with First Leasing Corporation of Alameda, California, and its successor, Marine Midland Automotive Financial Corp. for fourteen years, where he was responsible for the creation of $1.9 billion of outstanding consumer lease assets from 1,500 dealers in 22 western states. Mr. Murphy is a past president of the National Vehicle Leasing Association, recipient of the Clemens-Pender Award, and is the namesake of the "Murphy Cup," an award which recognizes the NVLA's most competitive chapter's marketing success.

BOARD OF DIRECTORS AND COMMITTEES
- ---------------------------------

     There were twelve meetings of the Board of Directors during fiscal 1995. All of the directors attended every meeting of the Board and committees on which they served. Mr. Soward attended the six Board meetings following his election to the Board on October 18, 1995. All directors are compensated for attendance at Board meetings at $300 per meeting. Additionally, outside directors are paid $1,000 per quarter in consideration for their availability to the Company. The Company incurred $31,367 and $18,000 in directors compensation during the fiscal years ended March 31, 1996 and 1995, respectively.
     The members of the Board of Directors are elected to various committees. The standing committees of the Board are the Audit and Compensation Committees.
     The functions of the Audit Committee are to recommend appointment of the firm of independent auditors to perform the annual audit; and, review and approve the scope of the independent auditors' work. The Committee met once in the fiscal year ending March 31, 1996 and again immediately following the fiscal year end. The members of the Committee are Charles Seel, Chairman and Joel Davis.
     The functions of the Compensation Committee are to review and approve the salaries of all executive officers of the Company; and, review and approve all additional compensation plans. The Committee met once in the fiscal year ending March 31, 1996. The members of the Committee are R. L. Lovely, Chairman; David Soward and R. W. Christensen, Jr.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                                    Stock Beneficially Owned                  Nature of               Percentage
Name                                  on March 31, 1996 (1)             Beneficial Ownership         of Class (1)
- ------------------------------      ------------------------        -----------------------------    ------------
Mud Bay Holdings, Ltd.
P. O. Box 919
505 East Union, Suite 300
Olympia, WA 98507                   427,894           Common        Sole Voting and Disposition        29.91%

& Capital Partners, L.P.
600 California, Suite 1850
San Francisco, CA 94108             158,944 (2)       Common        Sole Voting and Disposition        10.00% (7)

R. W. Christensen, Jr.              160,050 (3)       Common        Sole Voting and Disposition
Chairman, President & Director      427,894 (4)       Common        Shared Voting and Disposition
P. O. Box 919                       -------
Olympia, WA 98507                   587,944            Total                                           38.17% (8)
                                        500 (5)     Series 3        Sole Voting and Disposition        41.60%

Cathy Carlson
V. P.-Operations & Director          40,000 (3)       Common        Sole Voting and Disposition         2.72% (9)

Joel I. Davis                        20,000 (3)       Common        Sole Voting and Disposition
Asst. Secretary & Director          427,894 (4)       Common        Shared Voting and Disposition
                                    -------
                                    447,894            Total                                           30.88% (10)

Robert L. Lovely                     26,000 (3)       Common        Sole Voting and Disposition
Director                            427,894 (4)       Common        Shared Voting and Disposition
                                    -------
                                    453,894            Total                                           31.29% (10)

Charles S. Seel                      30,000 (3)       Common        Sole Voting and Disposition
Secretary & Director                427,894 (4)       Common        Shared Voting and Disposition
                                    -------
                                    457,894            Total                                           31.57% (10)

David Soward                         20,000 (3)       Common        Sole Voting and Disposition
Director                            158,944 (6)       Common        Shared Voting and Disposition
                                    -------
                                    178,944            Total                                           11.12% (11)

                                      1,250 (6)     Series 4        Shared Voting and Disposition
                                                                    Preferred                         100.00%

Steven Murphy
V. P.-National Marketing                600           Common        Sole Voting and Disposition          *

All Directors & Officers
as a Group (7 Persons)              883,488           Common                                           48.56% (12)

      *    less than 1%.
     (1) Except as otherwise indicated, Stock Beneficially Owned on March 31, 1996 and Percentage of Class are based upon 1,430,500 shares of Common Stock outstanding as of March 31, 1996 after giving retroactive effect to the 2-for-1 stock split declared on May 10, 1996 (See Note 15 to the Financial Statements in Form 10-K).
     (2) & Capital Partners, L.P. has the right to convert its Series 4B Preferred Shares into 10% of the outstanding shares of the Corporation on a fully-diluted basis. The number of shares listed as being beneficially owned is computed according to Rule 13d-3(d)(1) of the Securities Exchange Act and based upon 1,589,444 shares of Common Stock being deemed outstanding.
     (3) Includes shares subject to options exercisable within 60 days as follows: Ms. Carlson 40,000 shares, Mr. Christensen, 80,000 shares, Messrs. Davis, Seel, Soward and Lovely 20,000 shares each. Also includes warrants exercisable within 60 days by Mr. Christensen for 30,000 shares.
     (4) Includes the interest of Mud Bay Holdings, Ltd. of which Messrs. Christensen, Davis, Lovely, and Seel are directors collectively holding dispositive power.
     (5) Includes the interest of Summit Capital Resources, Ltd. of which Mr. Christensen is the sole director and officer.
     (6) Includes the interest if & Capital Partners, L.P. Mr. Soward is the Senior Vice President of & Capital Partners, Inc., the general partner of & Capital Partners, L.P.
     (7)  Based upon 1,589,444 shares of Common Stock being deemed outstanding.
     (8)  Based upon 1,540,500 shares of Common Stock being deemed outstanding.
     (9)  Based upon 1,470,500 shares of Common Stock being deemed outstanding.
     (10) Based upon 1,450,500 shares of Common Stock being deemed outstanding.
     (11) Based upon 1,609,444 shares of Common Stock being deemed outstanding.
     (12) Based upon 1,819,444 shares of Common Stock being deemed outstanding. Under Rule 13d-3(d)(1), any securities not outstanding which are subject to options, warrants, rights or conversion privileges shall be deemed to be outstanding for purposes of computing the percentage of outstanding securities owned by such person, but not deemed outstanding for computing percentage ownership by any other person.

                             EXECUTIVE COMPENSATION

Name and Position       Year Ended    Salary     Bonus   Other Compensation
- ----------------------  ----------   --------   -------  ------------------
R. W. Christensen, Jr.    3-31-96    $120,000                   (1)
Chairman and CEO          3-31-95    $120,000   $20,000         (1)
                          3-31-94     $96,000                   (1)

(1) The aggregate of other compensation is less than 10% of the total of the executive's salary and bonus.

     All other executive officers of the Company received less than $100,000 annually in total compensation during the years ended March 31, 1996, 1995 and 1994.
     The Company has a non-competition agreement with R. W. Christensen, Jr. The agreement prohibits Mr. Christensen from owning, managing, operating, joining, controlling or participating in the ownership, management, operation or control of any business which leases motor vehicles. The agreement was entered into effective on March 31, 1994 for a term ending on June 30, 1996, or one year after the Common Stock of the Company was listed on the NASDAQ, whichever occurred sooner.

                       FISCAL YEAR-END OPTION VALUE TABLE

                                                 Number of
                                                 Securities          Value of
                        Shares                   Underlying        Unexercised
                       Acquired                 Unexercised       In-the-Money
                          on         Value       Options at        Options at
        Name           Exercise    Realized    March 31, 1996    March 31, 1996
                          (#)         ($)            (#)
- ---------------------  --------    --------    --------------    --------------
R.W. Christensen, Jr.      0           0         80,000 (1)        $170,000 (2)

     (1) After giving retroactive effect to the 2-for-1 stock split authorized on May 10, 1996.
     (2) Options are "in-the-money" at fiscal year end if the fair market value of the underlying securities on that date exceeds the exercise price of the option. The amount set forth represents the difference between the closing price of the Company's Common Stock on Friday, March 29, 1996 and the exercise price of the options, multiplied by the number of options.

Stock Option Plan
- -----------------

     In 1994, the Company adopted the 1994 Stock Option Plan (the "1994 Stock Option Plan") providing for the granting of options to purchase 360,000 shares (adjusted to reflect the 2-for-1 stock split) to employees, directors and consultants of the Company and its affiliates. The Company estimates that approximately nineteen employees and three consultants, along with all current directors of the Company, are currently eligible to receive option grants under the 1994 Stock Option Plan. The Company, by means of the 1994 Stock Option Plan, seeks to retain the services of persons now employed by or serving as consultants or directors to the Company, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts toward the success of the Company. The 1994 Stock Option Plan provides for the granting of Incentive Stock Options ("ISOs") as that term is used in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as well as for the granting of Non-statutory Stock Options ("NSOs") which do not qualify as incentive stock options under the Code.
     The 1994 Stock Option Plan is administered by the Compensation Committee. The Board or the Committee determines from time to time which of the persons eligible under the 1994 Stock Option Plan shall be granted options, when and how the options shall be granted, whether such options shall be ISOs or NSOs and the provisions of each of the options (which need not be identical), subject to the restrictions set forth in the 1994 Stock Option Plan. ISOs may be granted only to employees (including officers) of the Company and its affiliates while NSOs may be granted to employees (including officers) and directors of, or consultants to, the Company and its affiliates.
     The exercise price of each option shall not be less than one hundred percent (100%) of the fair market value of the stock subject to the option on the date the option is granted. The exercise price of any ISO granted to any optionee owning more than ten percent (10%) of the voting power of all classes of the Company's stock, shall not be less than one hundred ten percent (110%) of the fair market value of the stock on the date of the grant of the ISO. Generally, an option shall terminate three months after termination of the optionee's employment or relationship as a consultant to, or director of, the Company or its affiliates, and an option shall not be transferable except by will or the laws of descent and distribution (although an ISO may also be transferred pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder). The market price of the Company's common stock as of the close of trading on Friday, March 29, 1996 was $4.125 (adjusted to reflect the 2-for-1 stock split).
     The 1994 Stock Option Plan permits options granted to be either qualified Incentive Stock Options pursuant to the Code or non-qualified stock options, as the Board may elect. Upon exercise of a non-qualified option, the optionee will realize ordinary income in an amount equal to the excess of the fair market value of the shares of Common Stock received over the exercise price of such shares. That amount increases the optionee's basis in the stock acquired pursuant to the exercise price of such shares. That amount increases the optionee's basis in the stock acquired pursuant to the exercise of the non-qualified option. Upon a subsequent sale of the stock, the optionee will generally recognize additional capital gain or loss. The Company generally will be allowed a federal income tax deduction for the amount recognized as ordinary income by the optionee upon the exercise of the option.
     The Board may at any time, and from time to time, amend the 1994 Stock Option Plan. However, no amendment shall be effective unless approved by the stockholders of the Company where such amendment would, among other things, increase the number of shares reserved for issuance pursuant to options granted under such plan.
     As of April 1, 1996, options representing a total of 318,800 shares have been granted, none of which had been exercised. Options representing 276,000 shares are presently exercisable. These options are held by twenty-two (22) persons, are exercisable at between $0.50 - $2.00 per share and remain exercisable for three to five years from the date of grant, subject to certain conditions. As of April 1, 1996, only 41,200 shares of the 360,000 shares reserved remained available for issuance under the 1994 Stock Option Plan.
     As a group, executive officers have received 160,000 options under the 1994 Stock Option Plan. Current directors, excluding executive officers, have received 80,000 options, as a group. Joel I. Davis and Charles S. Seel, nominees for election as directors, were each granted 20,000 options in 1994. All employees who are not executive officers, received 28,800 options, as a group.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT IN WHOLE OR IN PART, THE FOLLOWING REPORT SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

Compensation Committee Report On Executive Compensation
- -------------------------------------------------------

     The Compensation Committee reviews and establishes management compensation, compensation policies and procedures. Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the full Board of Directors for its approval. The Committee also has responsibility for the grant of awards under Westar's stock option plan.
     Executive officer compensation is based on Westar's analysis of compensation levels necessary to attract, maintain and motivate quality personnel. In this way, Westar is able to compete for and retain talented executives who are critical to our long-term strategies for success. It also aligns the interest of those executives with the long-term interests of our shareholders.
     Executive compensation consists of two components: cash compensation and long term incentives in the form of stock options. The two components are intended to provide executives with incentives to achieve the long-range objectives of Westar and to reward exceptional performance. Performance is evaluated not only with respect to Westar's earnings but also with respect to the accomplishment of Westar's business objectives, the individual's contribution to stockholder value, and also with respect to comparable industry results and experience.
     In determining the overall compensation package for the Chief Executive Officer, the Committee (with Mr. Christensen abstaining) considered each of the factors enumerated in the preceding paragraphs regarding compensation for executive officers of Westar as well as the performance achieved by Westar during the past fiscal year.
     To motivate extraordinary job performance and to encourage growth in stockholder value, significant stock options were granted under Westar's stock option plan to all executives and all other company personnel in order to encourage substantial contributions toward the overall success of Westar. The Committee believes that will focus attention on managing Westar from the perspective of owners with an equity stake in the business. All of the corporate objectives established at the beginning of the year were met or exceeded prior to year-end.
     Respectfully submitted,
              R. L. Lovely, Chairman
              R. W. Christensen, Jr.
              David C. Soward

Compensation Committee Interlocks and Insider Participation
- -----------------------------------------------------------

     R. L. Lovely is a member of the Board of Directors of Mud Bay Holdings, Ltd, a privately held investment company. R. W. Christensen, Jr. is the President and a member of the Board of Directors of Mud Bay Holdings, Ltd. Charles Seel and Joel Davis, nominees for directors of the Company are also officers and members of the Board of Directors of Mud Bay Holdings, Ltd.

Related Party Transactions
- --------------------------

     The Company leased office space from a limited partnership in which it has a 10% interest. The lease expired in March 1996 and the Company is currently renting the office space on a month-to-month basis. Management is in negotiations for renewal of the lease. Annual rental expense was approximately $60,000 for 1996, 1995 and 1994.

Compliance With Section 16(a) of the Securities Exchange Act of 1934
- --------------------------------------------------------------------

     Section 16 of the Securities Exchange Act of 1934 requires directors and executive officers and persons owning more than ten percent of a class of the Company's equity securities ("10% Stockholders") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of the Company's equity and derivative securities. Based solely upon the review of the copies of the forms furnished to the Company, or written representations from reporting persons, the Company believes that during fiscal 1996 all filings applicable to its officers, directors and 10% Stockholders were met.

NOTWITHSTANDING ANYTHING TO THE CONTRARY SET FORTH IN ANY OF THE COMPANY'S PREVIOUS FILINGS UNDER THE SECURITIES ACT OR THE EXCHANGE ACT THAT MIGHT INCORPORATE FUTURE FILINGS, INCLUDING THIS PROXY STATEMENT, IN WHOLE OR IN PART, THE FOLLOWING STOCKHOLDER RETURN PERFORMANCE PRESENTATION SHALL NOT BE INCORPORATED BY REFERENCE INTO ANY SUCH FILINGS.

                   STOCKHOLDER RETURN PERFORMANCE PRESENTATION

Set forth below is a line graph comparing the Company's cumulative total shareholder return on its common stock with the return of the Nasdaq Market Index and a peer group* constructed by the Company. The graph assumes $100 invested on November 28, 1995, the first day of trading in Westar stock.

                     WESTAR FINANCIAL SERVICES INCORPORATED
                                  Total Return

                              DESCRIPTION OF GRAPH
The Stockholder Performance Graph presents the total return to the common stock shareholders of Westar Financial Services Incorporation as compared to the NASDAQ Financial Index, the NASDAQ Composite Index and an Automobile Financial Services Sector peer group compiled by the Company. The graph displays percentage shareholder return in increments from 90% to 140% on the Y-axis and time measurement of 11/28/95, 12/29/95 and 3/29/96 along the X-axis. Data used for the graph is presented in the following table:

Company                   11/28/95     12/29/95     3/29/96   Change
ACAR                        $8.31        $7.00       $6.25      75%
CTLI                       $14.63       $13.63      $17.38     119%
JACC                       $12.00        $9.13      $12.25     102%
MSFI                        $7.63        $6.88       $6.25      82%
OLYM                       $20.75       $16.25      $19.38      93%
OXFD                       $25.50       $22.50      $28.00     110%
WFSI                       $16.25       $19.50      $18.75     115%

AFSS                      $105.06       $94.88     $108.25     103%
WEST                        $6.00        $7.13       $8.25     138%
NASDAQ Composite Index      1,059        1,052       1,101     104%
NASDAQ Financial Index      1,223        1,241       1,291     106%

WEST                          100%         119%        138%
Automobile Financial
  Services Sector*            100%          90%        103%
NASDAQ Composite Index        100%          99%        104%
NASDAQ Financial Index        100%         101%        106%


     * For comparison purposes, the "Automobile Financial Services Sector" peer group is composed of Aegis Consumer Funding Group; Consumer Portfolio Services; CTL Credit, Inc.; Jayhawk Acceptance Corporation; MS Financial, Inc.; Olympic Financial; Oxford Resources; and, WFS Financial, not all of which concentrate on producing prime consumer financial instruments.


                                   PROPOSAL 1

ELECTION OF TWO DIRECTORS

     The Board has nominated Mr. Joel I. Davis and Mr. Charles S. Seel to serve as directors of the Company for a three-year term ending March 31, 1999 and until the election and qualification of his successor. Management believes that the proposed nominees for election as director are willing to serve as such, and it is intended that the person named in the accompanying form of proxy or their substitute will vote for the election of the nominees unless specifically instructed to the contrary. However, if either nominee at the time of the election is unable or unwilling to serve or is otherwise unavailable for election and as a consequence another nominee is designated, the person named in the proxy or his substitute shall have discretion or authority to vote or refrain from voting in accordance with his judgment with respect to the other nominees.

VOTE REQUIRED

     The affirmative vote of a majority of the shares of Common Stock of the Company represented (in person or by proxy) and entitled to vote at the Annual Meeting is required to elect a director.

THE BOARD UNANIMOUSLY RECOMMENDS VOTING "FOR" THE TWO NOMINEES NAMED ABOVE, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   PROPOSAL 2

AMENDMENT TO 1994 STOCK OPTION PLAN

     On June 5, 1996, the Board adopted, subject to the approval of the stockholders, an amendment to the 1994 Stock Option Plan. Such amendment, if approved by the stockholders, would increase the number of shares of Common Stock that may be sold pursuant to options granted under the 1994 Stock Option Plan. An increase in the number of shares would allow the Board to more effectively implement the stated policy goals of the Plan.
     The amendment, if approved by the stockholders, would increase the maximum number of shares of Common Stock that may be sold pursuant to options granted under the 1994 Stock Option Plan from 360,000 to 600,000, subject to adjustment upon stock splits, recapitalization or certain other extraordinary events.

VOTE REQUIRED

     The affirmative vote of a majority of the shares of Common Stock of the Company represented (in person or by proxy) and entitled to vote at the Annual Meeting is required to approve the amendment to the 1994 Stock Option Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" PROPOSAL 2 TO AMEND THE 1994 STOCK OPTION PLAN, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

                                   PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected BDO Seidman, LLP as the independent public accountants of the Company for 1997. Stockholders will be asked to ratify the selection. The firm of BDO Seidman, LLP as independent public accountants, has examined the financial statements of the Company since 1995 and has no relationship with the Company except in its capacity as independent public accountants. Representatives of the firm are not expected to be present at the meeting.

VOTE REQUIRED

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSAL 3 TO RATIFY THE APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS, AND YOUR PROXY WILL BE SO VOTED UNLESS YOU SPECIFY OTHERWISE.

Transaction of other Business
- -----------------------------

     At the date of this Proxy Statement, the only business which the Board intends to present or knows that others will present at the meeting as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.

Stockholder Proposals
- ---------------------

     Proposals of stockholders intended to be presented at the next annual meeting of stockholders of the Company (i) must be received by the Company at its offices at P. O. Box 919, Olympia, WA 98507 no later than February 14, 1997 and (ii) must satisfy the conditions established by the Securities and Exchange Commission to be considered for inclusion in the Company's proxy statement for that meeting.
     In order for a shareholder to nominate a candidate for director, under the Company's Articles of Incorporation timely notice and specific information must be given to the Company in advance of the meeting. Ordinarily, such notice must be given not less than 14 nor more than 50 days before the meeting (but if the Company gives less than 65 days notice or prior public disclosure of the date of the annual meeting, then the shareholder must give notice within 15 days of the day following the notice of the annual meeting). The Articles of Incorporation contain the specific requirements for such notice. Nominations shall contain the following information: (a) name and address of the nominee; (b) the nominee's principal occupation; (c) the total number of shares of stock of the corporation that will be voted for each proposed nominee; (d) the name and address of the proposing shareholder and the number of shares the proposing shareholder owns; and, such other information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had the nominee been nominated by the Board of Directors.
     Nominations not made in accordance with the Articles of Incorporation may, in his discretion, be disregarded by the Chairman of the meeting, and upon his instruction, all votes cast for such nominee shall be disregarded.
     In order for a shareholder to bring other business before the annual meeting, timely notice must be given to the Company within the time limits described in the Bylaws. Ordinarily, notice must be given at least 50 days but not more than 65 days before the meeting. Such notice must include a description of the proposed business, the reasons therefore and other specified matters. The Board may reject any such proposals that are not made in accordance with these procedures or that are not a proper subject for a shareholders meeting. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in the Company's proxy statement.
     In each case, notice must be given to the Company, whose address is Shareholder's Relation Department, Westar Financial Services Incorporated, P. O. Box 919, Olympia, Washington 98507. Any shareholder desiring a copy of the Company's Articles of Incorporation or Bylaws will be furnished one without charge upon written request to the Secretary.

Other Matters
- -------------

     Coopers & Lybrand L.L.P. ("Coopers & Lybrand") was dismissed as the Company's independent accountants on February 1, 1995. The accountants' report issued by Coopers & Lybrand for the years ended March 31, 1994 and 1993, did not contain adverse opinions or disclaimers of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was ratified by the Company's Board of Directors in March 1995.
     Prior to the issuance of the accountant's report for the year ended March 31, 1994, representatives of the Company and Coopers & Lybrand had a disagreement regarding the amount of a valuation allowance under the provisions of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. After extensive discussions, the Company recorded a reserve which was acceptable to Coopers & Lybrand. Coopers & Lybrand discussed this matter with individual members of the Company's Board of Directors during the audit of the Company's financial statements for the year ended March 31, 1994. The Company has authorized Coopers & Lybrand to respond fully to the inquiries of the successor accountants concerning the subject matter. There were no disagreements between the Company and Coopers & Lybrand during the year ended March 31, 1993 or subsequent to the year ended March 31, 1994.
     The Company retained BDO Seidman, LLP ("BDO") as its independent accountants for purposes of issuing an opinion on the Company's financial statements for the year ended March 31, 1995. At any time prior to the Company's selection of BDO, the Company did not consult with BDO with respect to the application of accounting principles on any specified transactions, nor inquired as to the type of audit opinion that BDO may issue with respect to the Company's financial statements.
     On February 1, 1995, Coopers & Lybrand was provided with a copy of the disclosures the Company made in its Form 8-K filed on February 7, 1995. The former accountants' response to the Commission with respect to such disclosures was included as an Exhibit to such Form 8-K stating that they agreed with the disclosures so made.

Other Materials
- ---------------

     This Proxy Statement includes the information and materials contained within the 1996 Annual Report to Shareholders and Form 10-K of Westar Financial Services Incorporated. Section 14 of Form 10-K contains a list of exhibits which will be provided at a reasonable charge not exceeding the Company's expense to each person, including any beneficial owner, to whom the Proxy Statement is delivered, upon written request of such person directed to Shareholders Relations Department, Westar Financial Services Incorporated, P. O. Box 919, Olympia, Washington 98507.

                                                                   June 12, 1996

                                   APPENDIX A

[Proxy is printed on 8" x 3" card stock. Voting blocks for directors follow the director's name in a columnar presentation, rather than below the names as presented in this facsimile.]

                             FORM OF PROXY -- FRONT

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
PROXY 1996 ANNUAL MEETING -- July 22, 1996

The undersigned hereby appoints Richard G. Phillips, Jr., proxy to represent the undersigned, with full power of substitution, at the 1996 Annual Meeting of Stockholders of Westar Financial Services Incorporated, to be held at 9:00 a.m. on Monday, July 22, 1996, in the MAKAH Room, West Coast Tyee Hotel, 500 Tyee Drive, Tumwater, Washington, and at any and all adjournments thereof



1. Election of Director: Joel I. Davis for a 3 year term ending March 31, 1999

       FOR the nominee ______                WITHHOLD AUTHORITY ______

                         Charles S. Seel for a 3 year term ending March 31, 1999

       FOR the nominee ______                WITHHOLD AUTHORITY ______

2. Amendment to 1994 Stock Option Plan to increase the number of shares available from 360,000 to 600,000.

       ______ FOR         ______ AGAINST         ______ ABSTAIN

3. Proposal to ratify the Selection of BDO Seidman as the Company's independent auditors for the Fiscal Year ending March 31, 1997.

       ______ FOR         ______ AGAINST         ______ ABSTAIN

4. In their discretion, the Proxy is authorized to vote upon such other business that may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, the shares will be voted for Proposals 1, 2 and 3.


Dated:____________________                      ________________________________

NOTE: Signature should agree with name
on stock certificate as printed hereon.         ________________________________
Executors, administrators, trustees, and          Signature of Stockholder(s)
other fiduciaries should so indicate
when signing.                          PLEASE DATE, SIGN, AND RETURN THIS PROXY.
                                                           Thank you.

______ I plan to attend the meeting in Tumwater, Washington, at 9:00 a.m. on July 22, 1996.



                             FORM OF PROXY -- BACK


                     WESTAR FINANCIAL SERVICES INCORPORATED

Solicitation of Proxies for Westar Financial Services Incorporated, a Washington Corporation

This Proxy is being solicited by Westar Financial Services Incorporated in connection with the Proxy Statement. Capitalized terms used but not defined herein have the meanings given to them in the Proxy Statement.

Name and Address of Stockholder and Number of Shares Owned:

                               [Shareholder Label]

                                   APPENDIX B
                        FORM OF NOTICE OF ANNUAL MEETING


                     WESTAR FINANCIAL SERVICES INCORPORATED

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  July 22, 1996


     TO THE SHAREHOLDERS:

     The annual meeting of shareholders of Westar Financial Services Incorporated will be held on Monday, July 22, 1996 at 9:00 a.m. Pacific Time, at the Makah Room, West Coast Tyee Inn, 500 Tyee Road, Tumwater, Washington for the following purposes:

     1.  Electing two directors for three-year terms.
     2. Increasing the maximum number of shares of Common Stock that may be sold pursuant to options granted under the 1994 Stock Option Plan from 360,000 to 600,000.
     3. Ratification Of Appointment Of BDO Seidman, LLP as Independent Public Accountants.
     4.  Such other business as may properly come before the meeting

     Only shareholders of record at the close of business on May 31, 1996, shall be entitled to vote at the meeting.

                                              By order of the Board of Directors



                                              CHARLES S. SEEL
                                              Secretary

June 19, 1996



  EVEN THOUGH YOU MAY PLAN TO ATTEND THE MEETING IN PERSON, PLEASE EXECUTE THE
   ENCLOSED PROXY AND MAIL IT PROMPTLY. IF YOU ATTEND THE MEETING YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN
            WRITING OR IN PERSON AT ANY TIME PRIOR TO ITS EXERCISE.

                                   APPENDIX C
                            AMENDED STOCK OPTION PLAN


                     WESTAR FINANCIAL SERVICES INCORPORATED

                             1994 STOCK OPTION PLAN

1.   PURPOSE

     The purpose of this 1994 Stock Option Plan (the "Plan") is to promote the interests of Westar Financial Services Incorporated, a Washington corporation (the "Company"), by providing employees and non-employee directors of the Company and certain independent contractors with an opportunity to acquire a proprietary interest in the Company, and thereby develop a stronger incentive to contribute to the Company's continued success and growth. In addition, the opportunity to acquire a proprietary interest in the Company by the offering and availability of stock options will assist the Company in attracting and retaining key personnel and consultants of outstanding ability.

2.   DEFINITIONS

     Wherever used in the Plan, the following terms have the meaning set forth below:

     2.1  "Board" means the Board of Directors of the Company.

     2.2 "Code" means the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     2.3 "Committee" means the Committee which may be designated from time to time by the Board to administer the Plan pursuant to Section 3.5.

     2.4 "Incentive Stock Option" or "ISO" means a stock option which is intended to qualify as an Incentive Stock Option as defined in Section 422A of the Code.

     2.5 "Non-Statutory Stock Option" or "NSO" means a stock option that is not intended to, or does not, qualify as an Incentive Stock Option as defined in
Section 422A of the Code.

     2.6 "Option" means, where required by the context of the Plan, an ISO and/or NSO granted pursuant to the Plan.

     2.7 "Optionee" means a Participant in the Plan who has been granted one or more Options under the Plan.

     2.8 "Participant" means an individual described in Section 5 of the Plan who may be granted Options under the Plan.

     2.9  "Stock" means the Common Stock, $.001 par value, of the Company.

     2.10 "Subsidiary" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns 50% or more of the voting stock in one of the other corporations in such chain.

3.   ADMINISTRATION

     3.1 The Plan shall be administered by the Board, which shall have full power, subject to the provisions of the Plan, to grant Options, construe and interpret the Plan, establish rules and regulations with respect to the Plan and Options granted hereunder, and perform all other acts, including the delegation of administrative responsibilities, that it believes reasonable and necessary.

     3.2 The Board shall have the sole discretion, subject to the provisions of the Plan, to determine the participants eligible to receive Options pursuant to the Plan and the amount, type, and terms of any Option and the terms and conditions of option agreements relating to any Option.

     3.3 The Board may correct any defect, supply any omission, or reconcile any inconsistency in the Plan or in any Option granted hereunder in the manner and to the extent it shall deem necessary to carry out the terms of the Plan.

     3.4 Any decision made, or action taken, by the Board arising out of or in connection with the interpretation and administration of the Plan shall be final, conclusive and binding upon all Optionees.

     3.5 The Board may designate a Committee from time to time to administer the Plan. If designated, the Committee shall be composed of not less than two persons (who need not be members of the Board) who are appointed from time to time by the Board. If the Board has appointed a Committee pursuant to this
Section 3.5 of the Plan, then the Committee may administer the Plan and exercise all of the rights and powers granted to the Board in this Plan, including, without limitation, the right to grant Options pursuant to the Plan and to establish the Option price as provided in the Plan.

4.   SHARES SUBJECT TO THE PLAN

     4.1 Number. The total number of shares of Stock reserved for issuance upon exercise of Options under the Plan is 300,000, adjusted to reflect a 2-for-1 stock split approved on May 10, 1996 increasing the shares to 600,000. Such shares shall consist of authorized but unissued Stock. If any Option granted under the Plan lapses or terminates for any reason before being completely exercised, the shares covered by the unexercised portion of such Option may again be subject to Options under the Plan.

     4.2 Changes in Capitalization. In the event of any change in the outstanding shares of Stock of the Company by reason of any stock dividend, split, recapitalization, reorganization, merger, consolidation, combination, exchange of shares, or rights offering to purchase stock at a price substantially below fair market value, or other similar corporate change, the aggregate number of shares which may be subject to Options under the Plan and the terms of any outstanding Option, including the number and kind of shares subject to such Options and the purchase price per share thereof, shall be appropriately adjusted by the Board, consistent with such change and in such manner as the Board, in its sole discretion, may deem equitable to prevent substantial dilution or enlargement of the rights granted to or available for Optionees. Notwithstanding the preceding sentence, in no event shall any fraction of a share of Stock be issued upon the exercise of an Option.

5.   ELIGIBLE PARTICIPANTS

     The following persons are Participants eligible to participate in the Plan:

     5.1 Incentive Stock Options. Incentive Stock Options may be granted only to employees of the Company or any Subsidiary, including officers and directors who are also employees of the Company or any Subsidiary.

     5.2 Non-Statutory Stock Options. Non-statutory stock options may be granted to (i) any employee of the Company or any Subsidiary, including any officer or director who is also an employee of the Company or any Subsidiary;
(ii) any non-employee director of the Company or any Subsidiary; and (iii) any consultant to, or other independent contractor of the Company.

6.   GRANT OF OPTIONS

     Subject to the terms, conditions, and limitations set forth in this Plan, the Company, by action of its Board, may from time to time grant Options to purchase shares of the Company's Stock to those eligible Participants as may be selected by the Board, in such amounts and on such other terms as the Board in its sole discretion shall determine. Such Options may be (i) Incentive Stock Options" so designated by the Board and which, when granted, are intended to qualify as Incentive Stock Options as defined in Section 422A of the Code; (ii) "Non-Statutory Stock Options" so designated by the Board and which, when granted, are not intended to, or do not, qualify as Incentive Stock Options under Section 422A of the Code; or (iii) a combination of both. The date on which the Board approves the granting of an Option shall be the date of grant of such Option, unless a different date is specified by the Board on such date of approval. Notwithstanding the foregoing, with respect to the grant of any Incentive Stock Option under the Plan, the aggregate fair market value of Stock (determined as of the date the Option is granted) with respect to which Incentive Stock Options are exercisable for the first time by an Optionee in any calendar year (under all such stock option plans of the Company or Subsidiaries) shall not exceed $100,000. Each grant of an Option under the Plan shall be evidenced by a written stock option agreement between the Company and the Optionee setting forth the terms and conditions, not inconsistent with the Plan, under which the Option so granted may be exercised pursuant to the Plan and containing such other terms with respect to the Option as the Board in its sole discretion may determine.

7.   OPTION PRICE AND FORM OF PAYMENT

     The purchase price for a share of Stock subject to an Option granted hereunder shall not be less than 100% of the fair market value of the Stock as of the date of grant. For purposes of this Section 7, the "fair market value" of the Stock shall be determined as follows:

          (a) if the Stock of the Company is listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock, or if no sale is made on such day, the closing bid price for such day on such exchange;

          (b) if the Stock is not listed or admitted to unlisted trading privileges on a national securities exchange, the fair market value on any given day shall be the closing sale price for the Stock as reported on the NASDAQ National Market System on such day, or if no sale is made on such day, the closing bid price for such day as entered by a market maker for the Stock;

          (c) if the Stock is not listed on a national securities exchange, is not admitted to unlisted trading privileges on any such exchange, and is not eligible for inclusion in the NASDAQ National Market System, the fair market value on any given day shall be the average of the closing representative bid and asked prices as reported by the National Quotation Bureau, Inc. or, if the Stock is not quoted on the National Association of Securities Dealers Automated Quotations System, then as reported in any publicly available compilation of the bid and asked prices of the Stock in any over-the-counter market on which the Stock is traded; or

          (d) if there exists no public trading market for the Stock, the fair market value on any given day shall be an amount determined in good faith by the Board in such manner as it may reasonably determine in its discretion, provided that such amount shall not be less than the book value per share as reasonably determined by the Board as of the date of determination or less than the par value of the Stock.

     Notwithstanding the foregoing, in the case of an Incentive Stock Option granted to any Optionee then owning more than 10% of the voting power of all classes of the Company's stock, the purchase price per share of the Stock subject to such Option shall not be less than 110% of the fair market value of the Stock on the date of grant of the Incentive Stock Option, determined as provided above.

     Except as provided herein, the purchase price of each share of Stock purchased upon the exercise of any Option shall be paid:

          (a) in United States dollars in cash or by check, bank draft or money order payable to the order of the Company; or

          (b) at the discretion of the Board, through the delivery of shares of Stock, having initially or as a result of successive exchanges of shares, an aggregate fair market value (as determined in the manner provided under this Plan) equal to the aggregate purchase price for the Stock as to which the Option is being exercised; or

          (c)  at the discretion of the Board, by a combination of both (a) and
     (b) above; or

          (d) by such other method as may be permitted in the written stock option agreement between the Company and the Optionee.

     If such form of payment is permitted, the Board shall determine procedures for tendering Stock as payment upon exercise of an Option and may impose such additional limitations and prohibitions on the use of Stock as payment upon the exercise of an Option as it deems appropriate.

     If the Board in its sole discretion so agrees, the Company may finance the amount payable by an Optionee upon exercise of any Option upon such terms and conditions as the Board may determine at the time such Option is granted under this Plan.

8.   EXERCISE OF OPTIONS

     8.1 Manner of Exercise. An Option, or any portion thereof, shall be exercised by delivering a written notice of exercise to the Board and paying to the Company the full purchase price of the Stock to be acquired upon the exercise of the Option. Until certificates for the Stock acquired upon the exercise of an Option are issued to an Optionee, such Optionee shall not have any rights as a shareholder of the Company.

     8.2 Limitations and Conditions on Exercise of Options. In addition to any other limitations or conditions contained in this Plan or that may be imposed by the Board from time to time or in the stock option agreement to be entered into with respect to Options granted hereunder, the following limitations and conditions shall apply to the exercise of Options granted under this Plan:

          8.2.1 No Incentive Stock Option may be exercisable by its terms after the expiration of ten years from the date of the grant thereof.

          8.2.2 No Incentive Stock Option granted pursuant to the Plan to an eligible Participant then owning more than 10% of the voting power of all classes of the Company's stock may be exercisable by its terms after the expiration of five years from the date of the grant thereof.

9.   INVESTMENT PURPOSES

     Unless a registration statement under the Securities Act of 1933 is in effect with respect to Stock to be purchased upon exercise of Options to be granted under the Plan, the Company shall require that an Optionee agree and represent to the Company in writing that he or she is acquiring such shares of Stock for the purpose of investment and with no present intention to transfer, sell or otherwise dispose of such shares of Stock other than by transfers which may occur by will or by the laws of descent and distribution, and no shares of Stock may be transferred unless, in the opinion of counsel to the Company, such transfer would be in compliance with applicable securities laws. In addition, unless a registration statement under the Securities Act of 1933 is in effect with respect to the Stock to be purchased under the Plan, each certificate representing any shares of Stock issued to an Optionee hereunder shall have endorsed thereon a legend in substantially the following form:

     THE SHARES REPRESENTED BY THIS CERTIFICATE WERE ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND WITHOUT REGISTRATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, IN RELIANCE UPON EXEMPTION(S) CONTAINED THEREIN. NO TRANSFER OF THESE SHARES OR ANY INTEREST THEREIN MAY BE MADE EXCEPT PURSUANT TO EFFECTIVE REGISTRATION STATEMENTS UNDER SAID LAWS UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO IT THAT SUCH TRANSFER OR DISPOSITION DOES NOT REQUIRE REGISTRATION UNDER SAID LAWS AND, FOR ANY SALES UNDER RULE 144 OF THE ACT, SUCH EVIDENCE AS IT SHALL REQUEST FOR COMPLIANCE WITH THAT RULE, OR APPLICABLE STATE SECURITIES LAWS.

10.  TRANSFERABILITY OF OPTIONS

     No Option granted under the Plan shall be transferable by an Optionee (whether by sale, assignment, hypothecation or otherwise) other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by the Optionee.

11.  TERMINATION OF EMPLOYMENT

     11.1 Generally. Except as otherwise provided in this Section 11, if an Optionee's employment (including service as a member of the Board of Directors) with the Company or Subsidiary is terminated (hereinafter "Termination") other than by death or Disability (as hereinafter defined), the Optionee may exercise any Option granted under the Plan, only to the extent the Optionee was entitled to exercise the Option at the date of Termination, for a period of three months after the date of Termination or until the term of the Option has expired, whichever date is earlier.

     11.2 Death or Disability of Optionee. In the event of the death or Disability of an Optionee prior to expiration of an Option held by him or her, the following provisions shall apply:

          11.2.1 If the Optionee is at the time of his or her Disability employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Board in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee until the earlier of one year following the date of such Disability or the expiration date of the Option, but only to the extent the Optionee was entitled to exercise such Option at the time of his or her Disability. For the purpose of this Section 11, the Term "Disability" shall mean a permanent and total disability as defined in Section 22(e)(3) of the Code. The determination of whether an Optionee has a Disability within the meaning of Section 22(e)(3) shall be made by the Board in its sole discretion.

          11.2.2 If the Optionee is at the time of his or her death employed by the Company or a Subsidiary and has been in continuous employment (as determined by the Board in its sole discretion) since the date of grant of the Option, then the Option may be exercised by the Optionee's estate or by a person who acquired the right to exercise the Option by will or the laws of descent and distribution, until the earlier of one year from the date of the Optionee's death or the expiration date of the Option, but only to the extent the Optionee was entitled to exercise the Option at the time of death.

          11.2.3 If the Optionee dies within three months after Termination, the Option may be exercised until the earlier of nine months following the date of death or the expiration date of the Option, by the Optionee's estate or by a person who acquires the right to exercise the Option by will or the laws of descent or distribution, but only to the extent the Optionee was entitled to exercise the Option at the time of Termination.

     11.3 Termination for Cause. If the employment of an Optionee is terminated by the Company or a Subsidiary for cause, then the Board shall have the right to cancel any Options granted to the Optionee under the Plan.

12.  AMENDMENT AND TERMINATION OF PLAN

     12.1 The Board, may at any time and from time to time suspend or terminate the Plan in whole or in part or amend it from time to time in such respects as may be in the best interests of the Company; provided, however, that no such amendment shall be made without the approval of the shareholders if it would:
(a) materially modify the eligibility requirements for Participants as set forth in Section 5 hereof; (b) increase the maximum aggregate number of shares of Stock which may be issued pursuant to Options, except in accordance with Section
4.2 of the Plan; (c) reduce the minimum Option price per share as set forth in
Section 7 of the Plan, except in accordance with Section 4.2 of the Plan; (d) extend the period of granting Options; or (e) materially increase in any other way the benefits accruing to Optionees.

     12.2 No amendment, suspension or termination of this Plan shall, without the Optionee's consent, alter or impair any of the rights or obligations under any Option theretofore granted to him or her under the Plan.

     12.3 The Board may amend the Plan, subject to the limitations cited above, in such manner as it deems necessary to permit the granting of Incentive Stock Options meeting the requirements of future amendments to the Code.

     12.4 Upon the dissolution or liquidation of the Company, or upon a merger, consolidation, acquisition of property or stock, or reorganization as a result of which the Company is not the surviving corporation or upon a sale of substantially all the property or stock of the Company to another corporation, any option granted hereunder shall terminate and no such event shall cause any option to be exercisable for any shares other than those as to which it was exercisable prior to such termination in accordance with its terms; provided, however, that the Company may in its discretion and immediately prior to any such transaction, cause a new option to be substituted for such option or cause such old option to be assumed, by an employer corporation, or a parent or subsidiary of such corporation; and such new or substituted option shall apply to all shares issued in addition to or in substitution, replacement or modification of the shares theretofore covered by such option; provided that:

          (a) the excess of the aggregate fair market value of the shares subject to the option immediately after the substitution or assumption over the aggregate option price of such shares shall not be more than the excess of the aggregate fair market value of all shares subject to the option immediately before such substitution or assumption over the aggregate option price of such shares,

          (b) the new option or the assumption of the existing option shall not give the optionee additional benefits which he did not have under the old option or prior to such assumption, and

          (c) a propriety adjustment of the original option price shall be made among original shares subject to the option and any additional share or shares issued in substitution, replacement or modification thereof.

13.  MISCELLANEOUS PROVISIONS

     13.1 Right to Continued Employment. No person shall have any claim or right to be granted an Option under the Plan, and the grant of an Option under the Plan shall not be construed as giving an Optionee the right to continued employment with the Company. The Company further expressly reserves the right at any time to dismiss an Optionee or reduce an Optionee's compensation with or without cause, free from any liability, or any claim under the Plan, except as provided herein or in a stock option agreement.

     13.2 Withholding Taxes. The Company shall have the right to require that payment or provision for payment of any and all withholding taxes due upon the grant or exercise of an Option hereunder or the disposition of any Stock or other property acquired upon exercise of an Option be made by an Optionee. In connection therewith, the Board shall have the right to establish such rules and regulations or impose such terms and conditions in any agreement relating to an Option granted hereunder with respect to such withholding as the Board may deem necessary and appropriate.

     13.3 Governing Law. The Plan shall be administered in the State of Washington, and the validity, construction, interpretation, and administration of the Plan and all rights relating to the Plan shall be determined solely in accordance with the laws of such state, unless controlled by applicable federal law, if any.

14.  EFFECTIVE DATE

     The effective date of the Plan is April 27, 1994, as amended on June 4, 1996. No Option may be granted after ten (10) years from the effective date of the adoption of the Plan relative to said Options, provided, however, that the Plan and all outstanding Options shall remain in effect until such outstanding Options have expired or been cancelled.